UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

Exxon Mobil Corporation
(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 5959 Las Colinas Boulevard, Irving, Texas 75039-2298
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 940-6000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of Each Exchange
Title of Each Class	Trading Symbol	on Which Registered
Common Stock, without par value	XOM	New York Stock Exchange
0.142% Notes due 2024	XOM24B	New York Stock Exchange
0.524% Notes due 2028	XOM28	New York Stock Exchange
0.835% Notes due 2032	XOM32	New York Stock Exchange
1.408% Notes due 2039	XOM39A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed by Exxon Mobil Corporation (the “Company” or “ExxonMobil”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the SEC on June 2, 2021 to announce the preliminary results of the Company’s Annual Meeting of Shareholders held on May 26, 2021. This Amendment is being filed to disclose the final, certified voting results received from the independent inspector of election (the “Inspector of Election”) for the Annual Meeting.

Item 5.07	Submission of Matters to a Vote of Security Holdings
(a)

At its Annual Meeting, the matters set forth below in response to Item 5.07(b) were submitted to a vote of security holders.

As of the close of business on March 29, 2021, the record date for the Annual Meeting, 4,233,538,767 shares of the Company’s common stock, without par value (“Common Stock”), were outstanding and entitled to vote.

Set forth below are the proposals voted upon at the Annual Meeting, and the final vote tabulation that certified the voting results as received from the Inspector of Election. Based on the results, at least 3,047,661,428 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing 72.0% percent of the shares entitled to be voted. Percentages are based on the total votes cast. Under the corporate law of New Jersey, where ExxonMobil is incorporated, abstentions are not votes cast.

(b)

The final voting results for the proposals presented at the Annual Meeting are as follows:

Proposal 1 – Election of Directors

The final votes in Favor and Withheld for each nominee, by order of the votes For each nominee, are set forth below. The twelve nominees with the most votes in favor have been elected to the board with the certification of the final results by the Inspector of Election.

Nominees	Votes For	Votes Withheld
Michael J. Angelakis*	2,796,428,863	46,636,107
Jeffrey W. Ubben*	2,788,738,768	54,326,219
Ursula M. Burns*	2,753,092,463	61,220,881
Susan K. Avery*	2,748,172,284	94,892,487
Joseph L. Hooley*	2,747,469,168	95,596,019
Angela F. Braly*	2,709,049,323	134,015,448
Darren W. Woods*	2,686,402,783	156,662,205
Kenneth C. Frazier*	2,685,351,293	157,713,694
Kaisa Hietala**	1,510,819,249	154,384,137
Gregory J. Goff**	1,425,523,196	239,680,189
Alexander A. Karsner**	1,218,032,919	447,170,467
Steven A. Kandarian*	1,173,176,391	33,438,686
Douglas R. Oberhelman*	1,145,335,462	32,527,746
Wan Zulkiflee*	1,099,727,702	78,135,506
Samuel J. Palmisano*	1,098,045,723	79,817,485
Anders Runevad**	295,055,259	1,370,148,126

* ExxonMobil Nominees
** Engine No. 1 Nominees

Proposal 2 – Ratification of Independent Auditors:
Votes Cast For:	2,932,636,122	96.7%
Votes Cast Against:	99,282,004	3.3%
Abstentions:	15,743,302
Broker Non-Votes:	0

Proposal 3 – Advisory Vote to Approve Executive Compensation:
Votes Cast For:	2,476,571,665	88.6%
Votes Cast Against:	318,289,746	11.4%
Abstentions:	48,209,356
Broker Non-Votes:	204,590,661

The shareholders voted as set forth below on seven shareholder proposals:

Proposal 4 – Independent Chairman:
Votes Cast For:	640,399,934	23.0%
Votes Cast Against:	2,146,285,341	77.0%
Abstentions:	56,383,360
Broker Non-Votes:	204,592,793

Proposal 5 – Special Shareholder Meetings:
Votes Cast For:	575,682,260	20.7%
Votes Cast Against:	2,201,869,356	79.3%
Abstentions:	65,516,778
Broker Non-Votes:	204,593,034

Proposal 6 – Report on Scenario Analysis
Votes Cast For:	1,371,200,560	49.4%
Votes Cast Against:	1,403,256,862	50.6%
Abstentions:	68,610,428
Broker Non-Votes:	204,593,578

Proposal 7 – Report on Environmental Expenditures:
Votes Cast For:	146,891,373	5.3%
Votes Cast Against:	2,640,966,303	94.7%
Abstentions:	55,211,065
Broker Non-Votes:	204,592,686

Proposal 8 – Report on Political Contributions:
Votes Cast For:	845,157,527	30.3%
Votes Cast Against:	1,947,152,972	69.7%
Abstentions:	50,759,124
Broker Non-Votes:	204,591,805

Proposal 9 – Report on Lobbying:
Votes Cast For:	1,564,619,207	56.1%
Votes Cast Against:	1,224,381,062	43.9%
Abstentions:	54,067,528
Broker Non-Votes:	204,593,631

Proposal 10 – Report on Climate Lobbying:
Votes Cast For:	1,789,297,091	64.2%
Votes Cast Against:	998,403,223	35.8%
Abstentions:	55,345,826
Broker Non-Votes:	204,615,288

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: June 21, 2021	By:	/s/ LEN M. FOX
Len M. Fox
Vice President and Controller
(Principal Accounting Officer)
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